SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2016
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Leasing Corporation, a Delaware corporation; GFN North America Corp., a Delaware corporation; GFN Realty Company, LLC, a Delaware limited liability company; GFN Manufacturing Corporation, a Delaware corporation, and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (collectively with its Australian and New Zealand subsidiaries, “Royal Wolf”); Pac-Van, Inc., an Indiana corporation , and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as “Container King” (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”).

TABLE OF CONTENTS
		Page

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 8.01	Other Events	1

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 8, 2016, in Australia, Royal Wolf announced that Robert Allan will retire as Chief Executive Officer and Managing Director of Royal Wolf on July 1, 2016, and that Neil Littlewood will be appointed Chief Executive Officer and Managing Director of Royal Wolf on July 1, 2016.

Item 8.01    Other Events

On February 8, 2016, in Australia, Royal Wolf (ASX:RWH) announced financial results for the first six months of the fiscal year ending June 30, 2016 (“1HFY16”) and, and, along with Appendix 4D and a 1HFY16 Investor Results Presentation, filed the announcement with the Australian Securities Exchange Limited. The financial results are presented in Australian dollars and have been prepared in accordance with International Financial Reporting Standards (“IFRS”).  Among the financial information released were:

●	Total 1HFY16 revenues were A$85.7 million, an increase of A$11.5 million, or 15.5%, from total revenues in the first six months of the fiscal year ended June 30, 2015 (“1HFY15”).
●	Net debt was reduced by A$12.3 million in 1HFY16.
●	Net income of A$4.7 million in 1HFY16 versus A$6.3 million in 1HFY15.
●	Earnings per share of A$0.047 in 1HFY16 versus A$0.063 in 1HFY15.
●	Lease fleet utilization was 85.5% at December 31, 2015, as compared to 85.8% at December 31, 2014 and 79.1% at June 30, 2015.

On February 8, 2016, in Australia, Royal Wolf announced that Robert Allan will retire as Chief Executive Officer and Managing Director of Royal Wolf on July 1, 2016, and that Neil Littlewood will be appointed Chief Executive Officer and Managing Director of Royal Wolf on July 1, 2016.

The above-mentioned press release, Appendix 4D and other information about Royal Wolf are available on the Australian Securities Exchange and the Royal Wolf website at www.royalwolf.com.au.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: February 8, 2016	By:	/s/ CHARLES E. BARRANTES
Charles E. Barrantes
Executive Vice President and Chief Financial Officer

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